POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2012
Post Balance Sheet Events [Abstract]
POST BALANCE SHEET EVENTS

NOTE 42: POST BALANCE SHEET EVENTS

Share capital increase

On November 23, 2012, the second Repeat Extraordinary General Meeting of the Bank's Shareholders approved (i) the reduction in the Bank's share capital through a reduction in the nominal value of the shares from EUR 5.00 to EUR 1.00 per share, as per Article 4 para 4a of the Greek Company Law 2190/1920 as amended, with the formation of a special reserve of an equal amount, and (ii) the increase in the Bank's share capital with the issuance of new ordinary shares that will be subscribed in kind, that is, shares of Eurobank Ergasias S.A. (“Eurobank”), up to 552,948,427 ordinary voting shares of Eurobank, of nominal value EUR 2.22 per share. This share capital increase was covered exclusively by the shareholders of Eurobank, who accepted the tender offer, with abolition of the preemptive rights of existing shareholders. The Ministry of Development approved the above decision on February 12, 2013. This increase was partially covered (84.35%) through the contribution of 466,397,790 Eurobank shares (the “Tendered Shares”).

At its meeting of February 22, 2013 the Bank's Board of Directors confirmed payment of the Increase, pursuant to partial coverage thereof. As a result the Bank's share capital increased by EUR 270,511 thousand.

Further to the above, the fully paid-up share capital of the Bank amounts to EUR 2,584,101 thousand divided into a) 1,226,601,200 ordinary shares, of a nominal value of EUR 1.00 each; b) 25,000,000 non-voting non-cumulative redeemable preference shares, as per Article 4.2.xlvii of the Bank's Articles of Association, of a nominal value of EUR 0.30 each; and c) 270,000,000 redeemable preference shares under Law 3723/2008, as per Article 4.2.liv of the Bank's Articles of Association, of a nominal value of EUR 5.00 each.

Acquisition of Eurobank

On October 5, 2012, NBG announced a voluntary share exchange offer (the "Tender Offer") to acquire all the outstanding ordinary registered shares, with a par value of EUR 2.22 per share, issued by Eurobank at an exchange ratio of 58 NBG newly issued ordinary registered shares for 100 Eurobank shares. The Tender Offer was approved by the HCMC on January 10, 2013 and completed in February 2013. As of the date of completion of the Tender Offer on February 15, 2013, 84.35% of Eurobank's shareholders had tendered their shares pursuant to the Tender Offer. As a result 270.5 million new NBG ordinary shares were issued, as described above. The fair value of these shares issued as the consideration paid for the Eurobank shares acquired amounted to EUR 273.2 million and was based on the closing price of NBG's share on the ATHEX on February 15, 2013.

On March 28, 2013, the Bank of Greece sent letters to the Bank and Eurobank, stating that each bank would have to proceed with the recapitalization which would have to be completed by the end of April 2013 and requesting them to proceed to the relevant necessary actions. On April 1, 2013, the Bank, jointly with Eurobank, sent to the Bank of Greece a letter requesting a formal extension for the recapitalization to June 20, 2013. In this letter, the Bank stated that an extension would allow the Bank adequate time to complete the merger with Eurobank and proceed with the recapitalization as a combined entity. This request was not approved by the Bank of Greece.

On April 7, 2013, the Bank of Greece announced that the recapitalization process for the four major banks (NBG, Eurobank, Alpha Bank S.A. and Piraeus Bank S.A.) would proceed. On April 8, 2013, the Bank and Eurobank issued a press release stating that the two banks, in agreement with the institutional authorities, would be recapitalized fully and independently of one another. Accordingly, the merger process was suspended.

On April 22, 2013, Eurobank's board of directors announced that it would propose at the general shareholders meeting on April 30, 2013, that all rights be issued without offering preemptive rights to the existing shareholders. On April 30, 2013, this proposal was approved at the general shareholders meeting. As a result, the recapitalization of Eurobank through the HFSF will lead to our shareholding in Eurobank (in which we currently hold 84.4% following the Tender Offer) being reduced to a shareholding of less than 5%, with the HFSF having full voting rights in the Eurobank shares acquired. As a result, the Bank expects that, if the merger is not approved, as at December 31, 2013, Eurobank will not be consolidated, and we will account for the shares held in Eurobank (assuming we still hold them at December 31, 2013) as an available for sale investment.

The following table summarises the carrying amount of assets and liabilities of the Eurobank Group as of December 31, 2012, based on Eurobank's published, audited by statutory auditor, consolidated financial statements for the year ended December 31, 2012 prepared in accordance with IFRS.

2012
(EUR in millions)
ASSETS
Cash and balances with central banks	2,065
Due from banks	4,693
Financial assets at fair value through profit or loss and derivatives	2,598
Loans and advances to customers	43,171
Investment securities	9,469
Other assets	5,657
Total assets	67,653

LIABILITIES
Due to banks	31,819
Derivative financial instruments	2,677
Due to customers	30,752
Debt securities in issue & other borrowed funds	1,365
Other liabilities	1,695
Total liabilities	68,308

Source: Eurobank’s published, audited by statutory auditor, consolidated financial statements for the year ended December 31, 2012, prepared in accordance with IFRS as adopted in the European Union.

Reverse split and share capital increase in the context of the recapitalisation

The Bank's second Repeat General Shareholders Meeting on April 29, 2013 approved the concurrent (i) increase of the par value of each common registered voting share of the Bank from EUR 1.00 to EUR 10.00 and reduction of the total number of the existing common registered voting shares of the Bank from 1,226,601,200 to 122,660,120 new common registered voting shares, by merging the existing common registered voting shares of the Bank (reverse split) at a ratio of ten (10) existing common registered voting shares of the Bank to one (1) new common registered voting share of the Bank; and (ii) reduction of the par value of each common registered voting share of the Bank (as determined pursuant to the reverse split) from EUR 10.00 to EUR 0.30, with the purpose of creating a special reserve of equal amount, under article 4 paragraph 4a of Greek Company Law 2190/1920. Any fractions of shares resulting from the reverse split and the reduction of share capital as described above will be sold by the Bank as soon as possible in accordance with applicable securities legislation.

The same General Shareholders Meeting approved in the context of the recapitalization process:

  the issuance, pursuant to Law 3864/2010 and Cabinet's Act 38/2012, of unsecured and subordinated perpetual bonds, contingent, convertible into common, dematerialized, registered, voting shares of the Bank, redeemable by the Bank, of a total amount up to EUR 1,900 million, payable through contribution in kind, to be disposed through private placement and by excluding the preemption rights of the shareholders of the Bank.
  a share capital increase of a total amount of EUR 9,756.0 million, including any amount above par, (the “Total SCI”) through the issuance of new, common, registered voting shares, the number of which will be equal to the result of the fraction with numerator the Total SCI and denominator the subscription price of the newly issued shares (the “New Shares”). The nominal value of the New Shares will be EUR 0.30. The subscription price of the New Shares will be determined by the Bank's Board of Directors in accordance with applicable legislation. The Bank's Board of Directors is also authorized to determine the number of the New Shares on the basis of the Subscription Price.

The Subscription Price may be higher than the market price of the Bank's share on the cut-off date.

The SCI will be in part subscribed by paying cash and in part through contribution in kind. In particular:

  EUR 1,171 million of the Total SCI may be subscribed by paying cash, without abolishing the preemption rights of the shareholders of the Bank, apart from the Greek State as holder of the preference shares of the Bank issued under Greek Law 3723/2008, as currently applicable, (the “Cash SCI”); while
  EUR 9,756.0 million of the Total SCI, i.e. the total amount of the SCI, may be subscribed through contribution in kind and in particular, through contribution of EFSF bonds. This part of the SCI will be exclusively subscribed by the HFSF and preemption rights of the Bank's shareholders will be abolished (the “In Kind SCI”).

With respect to the subscription of the SCI:

(a) in the event that the subscription of the Cash SCI is less than EUR 1,171 million, the SCI will be subscribed as follows:

(a.1.) in the event that the Cash SCI is subscribed at least up to EUR 800 million in cash, the Cash SCI will be considered as subscribed up to the actually paid amount and ten times the remaining amount of the Cash SCI and up to the amount of EUR 975.6 million will be paid by the HFSF contributing contingent convertible bonds that the Bank issued as above.

(a.2.) in the event that the Cash SCI is subscribed in cash by an amount that is less than EUR 800 million, those who will have exercised their preemption rights and, potentially any over-subscription rights they had, will be entitled to have their application/declaration being considered as never having been submitted. In particular, the aforementioned persons will be entitled to declare, upon exercise of the relevant rights, whether they wish such application/declaration to remain valid even in case that the in Cash SCI is not subscribed at least up to EUR 800 million in cash or that in such case their application is rendered invalid.

In any case, any amount out of the Cash SCI that remains unsubscribed, irrespective of the points (a.1.) and (a.2.) above, will be subscribed by the HFSF, in accordance with the terms of the SCI In Kind and the recapitalisation framework. The HFSF will subscribe the total amount of the SCI, even in the event that no amount of the Cash SCI is subscribed for.

Preemptive rights will apply only to the Cash SCI. Those entitled to exercise preemptive rights will also have over-subscription right (concurrently exercised with the preemptive rights) for subscription of additional New Shares without any limitation (the “Over-Subscription Right)”. The Over-Subscription Right will be exercised only in the event that person exercising it has fully exercised his/her preemption rights and will be satisfied only in case where there are unsubscribed New Shares after the exercise of the preemption rights.

In the event that there are unsubscribed shares, even after the exercise of the aforementioned preemption rights and Over-Subscription Rights, the Board of Directors has the right to dispose such shares, pursuant to article 13 par. 8 of Greek Company Law 2190/1920, at its absolute discretion to any person in accordance with the provisions of Greek Company Law 2190/1920 and Cabinet Act 38/2012.

With respect to the SCI In Kind and the relevant right to participate therein, the preemption rights of the common and preference shareholders of the Bank, provided for in article 5 par. 6 of the Bank's Articles of Association, have been abolished, as the relevant contribution in kind has been reserved by Greek Law 3864/2010 only for the HFSF.

If the amount of EUR 800 million are paid in the Cash SCI, i.e. in the case where the minimum private sector investment is achieved in the share capital increase of the Bank performed under the recapitalization framework, taking also into account the contingent convertible bonds that can be issued by the Bank, according to the aforementioned decision of the Bank's second repeat general meeting, the investors who have participated in the aforementioned share capital increase are entitled to get for free, in accordance with article 7 par. 4 of Greek Law 3864/2010 and article 3 of Cabinet Act 38/2012 warrants issued by the HFSF at a ratio of one warrant for one share they subscribed for in the abovementioned share capital increase (the “warrants”). The warrants are freely transferrable and are delivered to their beneficiaries at the same time the New Shares are delivered. Each warrant attaches the right of its holder to buy from the HFSF at a price determined in accordance with article 3 of Cabinet Act 38/2012, a predefined number of ordinary shares of the Bank, held at that time by the HFSF and acquired by the HFSF having participated in the above mentioned share capital increase. The terms of the warrants are provided for by Cabinet Act 38/2012 and no bank can deviate from such provisions.

If the 10% participation by the private sector is not attained and the HFSF fully covers the capital increase, the HFSF will become the controlling shareholder of NBG, holding approximately 95% of NBG's share capital and the shares held by HFSF will have full voting rights. The recapitalization of NBG is expected to be completed in June 2013.

Acquisition of KARELA S.A.

On February 15, 2013 NBG PANGAEA Reic acquired 100% of KARELA S.A. which owns a building in Paiania in Attica. The consideration paid amounted to EUR 56.2 million in cash, as part of its investment policy.

The following table summarises the fair value of assets and liabilities acquired of KARELA S.A. as of the date of acquisition which is the February 15, 2013.

2012
(EUR in millions)
ASSETS
Due from banks	3
Investment property	122
Other assets	1
Total assets	126

LIABILITIES
Due to banks	55
Derivative financial instruments	4
Other liabilities	10
Total liabilities	69

Source: Unaudited financial information.

Disposal of Astir Palace Vouliagmeni S.A.

On January 16, 2013, NBG, in agreement with the Hellenic Republic Asset Development Fund S.A. (“HRADF”), launched an international open competitive process for the identification of an investor, within the framework of a proposed joint exploitation of assets of the NBG Group and the HRADF at the “Mikro Kavouri” peninsula of Vouliagmeni (the “Process”). The said assets include a plot of land owned by Astir Palace Vouliagmenis S.A. and an adjacent plot of land of the National Tourism Organisation (“NTO”) that is to be exploited through the HRADF, in accordance with applicable legislation.

Upon eventual completion of the Process, it is expected that Astir Palace Vouliagmeni S.A. will cease to be a subsidiary undertaking of NBG. On March 29, 2013, the deadline for submissions of Expressions of Interest for the process of Astir Palace Vouliagmeni S.A. expired. NBG and HRADF announced that there had been significant level of interest received from a diverse set of domestic and international investors. Those investors who are eligible to participate in Phase 2 of the process will be notified promptly by NBG and HRADF.

Recent developments in Cyprus

In the early hours of Monday morning March 25, 2013, the Eurogroup reached an agreement with the Cyprus government on the key elements necessary for a future macroeconomic adjustment programme. This agreement is supported by all European Union Member States as well as the Troika.

The programme addresses the exceptional challenges that Cyprus is facing and restores the viability of the financial sector, with the view of restoring sustainable growth and sound public finances over the coming years. Specifically the programme provides for financial assistance to Cyprus of up to EUR 10 billion in order to safeguard financial stability in Cyprus and the Euro area as a whole.

The agreement reached provides for

  the restructuring of Cyprus Popular Bank (“CPB”) with the creation of a Good Bank and a Bad Bank. All unsecured deposits with CPB over EUR 100,000 will be transferred to the Bad Bank; and
  the recapitalisation of Bank of Cyprus through capitalisation of an undetermined percentage of the unsecured deposits (over EUR 100,000).

The remaining banks operating in Cyprus, both local and international, have not been directly affected by the measures.

It should be noted that the agreement currently excludes from the haircut interbank deposits and 72.5% of deposits held by insurance companies. As at December 31, 2012, deposits of the non-banking Group entities in CPB and Bank of Cyprus were immaterial.

The Group's management closely monitors the developments regarding the provision of financial support by the Troika to the Republic of Cyprus and the recapitalisation of the Cyprus banks. The ongoing efforts to obtain the necessary financial support are carefully considered and analysed in order to assess the potential impact on the Group's operations in Cyprus and on the Group as a whole. The tables below present summarised financial information regarding the Group's operations in Cyprus for the 12 month period ended and as at December 31, 2012.

2012
(EUR in millions)
12-month period ended December 31, 2012
Net Interest Income before provisions for loan losses	37
Provisions for loan losses	(12)
Net Interest Income after provisions for loan losses	25
Non Interest Inome/ expense	(28)
Income / (loss) before income tax	(3)

December 31, 2012
Shareholder's Equity	101
Net Loans	901
Investment Securities	148
Deposits	890